Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Heshev Information Systems (2012) Ltd. (“Heshev”) [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilities excluding cash acquired	$ (110)
Intangible assets	1,731
Deferred taxes	(388)
Non-controlling interests	(386)
Goodwill	438
Total consideration, net of acquired cash	$ 1,285